EXHIBIT 10.8

Date

[Employee Name]

[Address][City, State Zip Code]

Dear [   ]:

Pursuant to the terms and conditions of the AVX Corporation 2004 Stock Option Plan (the 'Plan'), you have been granted an Incentive Stock Option to purchase [   ] shares of stock as outlined below.

Granted To:            [     ]

Grant Date:            [      ]

Granted:            [      ]

Grant Price:$[     ]            Total Cost to Exercise:            $[      ]

Expiration Date:            [      ]

Vesting Schedule:            25% per year for 4 years

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

Date

[Employee Name]

[Address][City, State Zip Code]

Dear [   ]:

Pursuant to the terms and conditions of the AVX Corporation 2004 Stock Option Plan (the 'Plan'), you have been granted a Non-Qualified Stock Option to purchase [    ] shares of stock as outlined below.

Granted To:            [   ]

Grant Date:            [   ]

Granted:            [   ]

Grant Price:$[   ]            Total Cost to Exercise:            $[   ]

Expiration Date:            [   ]

Vesting Schedule:            Special Vesting

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

Pursuant to the terms and conditions of the Plan, you have been granted an Incentive Stock Option to purchase [    ] shares of stock as outlined below.

Granted To:            [   ]

Grant Date:            [   ]

Granted:            [   ]

Grant Price:$[   ]            Total Cost to Exercise:            $[   ]

Expiration Date:            [   ]

Vesting Schedule:            Special Vesting

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx